UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (Parenthetical) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Net revenue	$ 131,582	$ 109,338
Cost of goods sold	37,404	41,158
Related Party | Supply Commitment
Net revenue	1,074	3,385
Cost of goods sold	$ 270	$ 1,121